UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2015

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2015, Farmers National Banc Corp. (the “Company” or “Farmers”) held a special meeting of shareholders (the “Special Meeting”) for the purposes of: (i) adopting and approving the Agreement and Plan of Merger, dated as of January 27, 2015 (the “Merger Agreement”), by and between Farmers and National Bancshares Corporation (“NBOH”), pursuant to which NBOH is to be merged with and into Farmers (the “Merger”); (ii) approving the issuance of up to 7,668,359 Farmers common shares to be issued in connection with the Merger; and (iii) approving the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement. As of the close of business on May 8, 2015, the record date for the Special Meeting, 18,408,612 common shares were outstanding and entitled to vote. At the Special Meeting, 14,221,578, or approximately 77.26%, of the outstanding common shares entitled to vote were represented in person or by proxy.

The results of the voting at the Special Meeting are as follows:

1.	By the following vote, the shareholders adopted and approved the Merger Agreement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,828,294	342,157	51,127	0

2.	By the following vote, the shareholders approved the issuance of up to 7,668,359 Farmers common shares in connection with the Merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,668,887	400,489	152,201	0

As a result of the approvals of the foregoing proposals, it was not necessary to consider the proposal to adjourn the Special Meeting to solicit additional proxies.

ITEM 8.01	Other Events.

On June 12, 2015, the Company issued a press release announcing shareholder approval of the Merger Agreement. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release is furnished herein, as part of this Item 8.01, as Exhibit 99.1. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 8.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 8.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of Farmers under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 12, 2015 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: June 12, 2015